EXHIBIT 10.6


                           HILCOAST DEVELOPMENT CORP.
                              100 Century Boulevard
                         West Palm Beach. Florida 33417

(561) 640-3105                                                Fax (561) 640-3160

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December 31, 2002


nStor Technologies, Inc.
100 Century Blvd
West Palm Beach, FL  33417

Gentlemen:

The maturity dates of the following notes due to Hilcoast Development Corp., from nStor Technologies, Inc., are hereby extended to June 30, 2003:

        Promissory Note for $500,000, dated May 18, 2002
        Promissory Note for $750,000, dated June 14, 2002
        Promissory Note for $500,000, dated July 31, 2002

All other terms of the notes remain the same.

/s/ Mark F. Levy
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Mark F. Levy
Vice President and Secretary